THE HOLT GROUP, INC.
                  (Payment of Principal and Interest Guaranteed
                      by the Guarantors referred to herein)


                                  $140,000,000

                      9 3/4% Series A Senior Notes due 2006

                               PURCHASE AGREEMENT

                                January 14, 1998






                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION

                                  $140,000,000

                      9 3/4% Series A Senior Notes due 2006
                                       of
                              THE HOLT GROUP, INC.

              (Payment of Principal and Interest Guaranteed by the
                         Guarantors referred to herein)



                               PURCHASE AGREEMENT


                                                               January 14, 1998


Donaldson, Lufkin & Jenrette
  Securities Corporation
277 Park Avenue
New York, New York  10172

Ladies and Gentlemen:

         The Holt Group, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation (the "Initial Purchaser") an aggregate of $140,000,000 in principal amount of its 9 3/4% Series A Senior Notes due 2006 (the "Series A Notes"), subject to the terms and conditions set forth herein. The Series A Notes are to be issued pursuant to the provisions of an indenture (the "Indenture"), to be dated as of the Closing Date (as defined herein), among the Company, the Guarantors (as defined herein) and The Bank of New York, as trustee (the "Trustee"). The Series A Notes and the Series B Notes (as defined herein) issuable in exchange therefor are collectively referred to herein as the "Notes." The Notes will be guaranteed (the "Subsidiary Guarantees") by each of the entities listed on Schedule I hereto (each, a "Guarantor" and, collectively, the "Guarantors") and by future subsidiaries of the Company, except for any Non-Recourse Subsidiaries (as defined in the Indenture). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum (as defined herein).

         1. Offering Memorandum. The Series A Notes will be offered and sold to the Initial Purchaser pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Company and the Guarantors have prepared a preliminary offering memorandum, dated December 30, 1997 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated January 14, 1998 (the "Offering Memorandum"), relating to the Series A Notes and the Subsidiary Guarantees.

         Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Series A Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

         "THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE THIRD SENTENCE HEREOF. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (B) IT IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANS ACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (F) PURSUANT

         TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

         2. Agreements to Sell and Purchase. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, an aggregate principal amount of $140,000,000 of Series A Notes at a purchase price equal to 97% of the principal amount thereof (the "Purchase Price").

         3. Terms of Offering. The Initial Purchaser has advised the Company that the Initial Purchaser will make offers and sales (the "Exempt Re sales") of the Series A Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchaser reasonably believes to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs") and (ii) persons permitted to purchase the Series A Notes in offshore transactions in reliance upon Regulation S under the Act (each, a "Regulation S Purchaser") (such persons specified in clauses (i) and (ii) being referred to herein as the "Eligible Purchasers"). The Initial Purchaser will offer the Series A Notes to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

         Holders (including subsequent transferees) of the Series A Notes will have registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Series A Notes constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 9 3/4% Series B Senior Notes due 2006 (the "Series B Notes"), to be offered in exchange for the Series A Notes (such offer to exchange being referred to herein as the "Exchange Offer") and the Subsidiary Guarantees thereof, and/or (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Series A Notes and to use their best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. This Agreement, the Indenture, the Notes, the Subsidiary Guarantees and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."

         4. Delivery and Payment.

            (a) Delivery of, and payment of the Purchase Price for, the Series A Notes shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., New York City time, on the third business day following the date of this Agreement, or at such other time as shall be agreed upon by the Initial Purchaser and the Company. The time and date of such delivery and payment are herein called the "Closing Date."

            (b) One or more of the Series A Notes in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Series A Notes (collectively, the "Global Note"), shall be delivered by the Company to the Initial Purchaser (or as the Initial Purchaser directs), in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchaser of the Purchase Price therefor by wire transfer in same day funds to the order of the Company. The Global Note shall be made available to the Initial Purchaser for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

         5. Agreements of the Company and the Guarantors. Each of the Company and the Guarantors, jointly and severally, hereby agrees with the Initial Purchaser as follows:

            (a) To advise the Initial Purchaser promptly and, if requested by the Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Series A Notes for offering or sale in any jurisdiction designated by the Initial Purchaser pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Series A Notes under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

            (b) To furnish the Initial Purchaser and those persons identified by the Initial Purchaser to the Company, without charge, as many copies of the Preliminary Offering Memorandum or the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchaser's compliance with its representations and warranties and agreements set forth in
Section 7 hereof, the Company and the Guarantors consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto, by the Initial Purchaser in connection with Exempt Resales.

            (c) During such period as in the opinion of counsel for the Initial Purchaser an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchaser and in connection with market-making activities of the Initial Purchaser for so long as any Series A Notes are outstanding, (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchaser shall not previously have been advised or to which the Initial Purchaser shall reasonably object after being so advised and (ii) to prepare promptly upon the Initial Purchaser's reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary in the opinion of counsel for the Initial Purchaser in connection with such Exempt Resales or such market-making activities.

            (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchaser, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchaser, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, promptly to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchaser and such other persons as the Initial Purchaser may designate such number of copies thereof as the Initial Purchaser may reasonably request. The Company agrees to notify the Initial Purchaser in writing to suspend use of the Offering Memorandum as promptly as practicable after the occurrence of an event specified in this paragraph (d), and the Initial Purchaser hereby agrees upon receipt of such notice from the Company to suspend use of the Offering Memorandum until the Company has amended or supplemented the Offering Memorandum in compliance with this paragraph (d).

            (e) Prior to the sale of all Series A Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchaser and counsel to the Initial Purchaser in connection with the registration or qualification of the Series A Notes for offer and sale to the Initial Purchaser and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that neither the Company nor any Guarantor shall be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

            (f) So long as the Notes are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Notes a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company's independent public accountants and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, an unaudited consolidated balance sheet, an unaudited consolidated statement of operations and an unaudited consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

            (g) So long as the Notes are outstanding, to furnish to the Initial Purchaser as soon as available copies of all reports or other communications furnished by the Company or any of the Guarantors to holders of any securities of the Company which have been registered under Section 12 of the Securities Exchange Act of 1934, as amended, or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company or any of the Guarantors is listed and such other publicly available information concerning the Company and/or its subsidiaries as the Initial Purchaser may reasonably request.

            (h) So long as any of the Series A Notes remain outstanding and during any period in which the Company and the Guarantors are not subject to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Ex change Act"), to make available to any holder of Series A Notes in connection with any sale thereof and any prospective purchaser of such Series A Notes from such holder, upon request, the information ("Rule 144A Information") required by Rule 144A(d)(4) under the Act.

            (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company and the Guarantors under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and the Guarantors and accountants of the Company and the Guarantors in connection with the sale and delivery of the

Series A Notes to the Initial Purchaser and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchaser and persons designated by it in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Series A Notes to the Initial Purchaser and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Series A Notes, (iv) all expenses in connection with the registration or qualification of the Series A Notes and the Subsidiary Guarantees for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchaser in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Series A Notes and the Subsidiary Guarantees, (vi) all expenses and listing fees in connection with the application for quotation of the Series A Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture, the Notes and the Subsidiary Guarantees, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and
(xi) and all other costs and expenses incident to the marketing and sale of the Notes and the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section.

            (j) To use its best efforts to effect the inclusion of the Series A Notes in PORTAL and to maintain the listing of the Series A Notes on PORTAL for so long as the Series A Notes are outstanding.

            (k) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for "book entry" transfer.

            (l) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any Guarantor or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company or any Guarantor (other than the Notes and the Subsidiary Guarantees) without the prior written consent of the Initial Purchaser.

            (m) Not to, and not to permit any of their affiliates (as such term is defined in Rule 501(b) under the Act) to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that could be integrated with the sale of the Series A Notes to the Initial Purchaser or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Series A Notes under the Act.

            (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes.

            (o) To cause the Exchange Offer to be made in the appropriate form to permit Series B Notes and Subsidiary Guarantees thereof by the Guarantors registered pursuant to the Act to be offered in exchange for the Series A Notes and the Subsidiary Guarantees and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

            (p) To comply with all of its agreements set forth in the Registration Rights Agreement.

            (q) Except in connection with the Exchange Offer or the filing of the Shelf Registration Statement, as the case may be, not to, and not to authorize or knowingly permit any person acting on its behalf to, solicit any offer to buy or offer to sell the Series A Notes by means of any form of general solicitation or general advertising (including, without limitation, as such terms are used in Regulation D under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act.

            (r) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Series A Notes and the Subsidiary Guarantees.

            (s) Upon the issuance of any Additional Notes (as defined in the Indenture) to cause such Additional Notes to be duly authorized, executed and delivered and enforceable in accordance with the Indenture.

          6. Representations and Warranties of the Company and the Guarantors. As of the date hereof, each of the Company and the Guarantors, jointly and severally, represents and warrants to, and agrees with, the Initial Purchaser that:

            (a) Each of the Preliminary Offering Memorandum and the Offering Memorandum does not, and any supplement or amendment to it will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or the Offering Memorandum (or any supplement or amendment thereto) based upon information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein. No contract, document, legal proceeding or other matter regarding the Company or any Guarantor that would be required to be described in the Offering Memorandum if the Offering Memorandum were contained in a registration statement on Form S-1 filed under the Act is not so described. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

            (b) Each of the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation and has the requisite corporate power and authority to carry on its business as described in the Preliminary Offering Memorandum and the Offering Memorandum and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or in good standing would not (i) have a material adverse effect on the earnings, business, assets, condition (financial or otherwise), management, results of operations or prospects of the Company and the Guarantors, taken as a whole, (ii) materially interfere with or materially adversely affect the issuance or marketability of the Series A Notes pursuant hereto or (iii) adversely affect in any manner the validity of this Agreement or any other

Operative Document (any of the events referred to in clauses (i), (ii) and (iii), a "Material Adverse Effect"). The Company and each Guarantor has the requisite corporate power and authority to authorize the offering of the Notes and the Subsidiary Guarantees, respectively, and the Company and each Guarantor has the requisite corporate power and authority to execute, deliver and perform its obligations under each Operative Document to which it is a party.

            (c) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, nonassessable and not subject to any preemptive or similar rights.

            (d) The Riverfront Development Corporation ("Riverfront") and the entities listed on Schedule I hereto are the only subsidiaries, direct or indirect, of the Company. All of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "Lien"). Riverfront owns beneficially and of record approximately 1.1 million shares, or approximately 17% of the outstanding shares, of Atlantic Container Line AB and, except as set forth in the Preliminary Offering Memorandum, such shares are owned by Riverfront free and clear of any Lien.

            (e) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors.

            (f) The Indenture has been duly authorized by the Company and each of the Guarantors and, on the Closing Date, will have been validly executed and delivered by the Company and each Guarantor. When the Indenture has been duly executed and delivered by the Company and each Guarantor, the Indenture will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

            (g) The Series A Notes have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Series A Notes have been issued, executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Series A Notes will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Series A Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

            (h) On the Closing Date, the Series B Notes will have been duly authorized by the Company. When the Series B Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture and delivered in exchange for Series A Notes in accordance with the Indenture and the Exchange Offer, the Series B Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

            (i) The Subsidiary Guarantee to be endorsed on the Series A Notes by each Guarantor has been duly authorized by such Guarantor and, on the Closing Date, will have been duly executed and delivered by each such Guarantor. When the Series A Notes have been issued, executed and authenticated in accordance with the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Subsidiary Guarantee of each Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Subsidiary Guarantees to be endorsed on the Series A Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

            (j) The Subsidiary Guarantee to be endorsed on the Series B Notes by each Guarantor has been duly authorized by such Guarantor and, when issued, will have been duly executed and delivered by each such Guarantor. When the Series B Notes have been issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the Guarantee of each Subsidiary Guarantor endorsed thereon will be entitled to the benefits of the Indenture and will be the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. When the Series B Notes are issued, authenticated and delivered, the Subsidiary Guarantees to be endorsed on the Series B Notes will conform as to legal matters to the description thereof contained in the Offering Memorandum.

            (k) The Registration Rights Agreement has been duly authorized by the Company and each Guarantor and, on the Closing Date, will have been duly executed and delivered by the Company and each Guarantor. When the Registration Rights Agreement has been duly executed and delivered by the Company and each Guarantor, the Registration Rights Agreement will be a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Registration Rights Agreement will conform as to legal matters to the description thereof contained in the Offering Memorandum.

            (l) Each of (i) The Stock Purchase Agreement, dated as of September 25, 1997, by and between Holt Cargo Systems, Inc., a Delaware corporation, NPR Holdings Corporation, a Delaware corporation ("NPR Holdings"), and the Shareholders of NPR Holdings, as amended by the Amendment thereto dated as of November 20, 1997 (as amended, the "Stock Purchase Agreement"); (ii) The Contribution Agreement, dated as of November 20, 1997, between the Company and Thomas J. Holt, Sr.; and (iii) The Securities Purchase Agreement, dated as of November 20, 1997, between HS Funding, Inc. ("HS Funding"), a Delaware corporation, the Company and the Guarantors (the agreements referenced in clauses (i), (ii) and (iii) being referred to herein collectively as the "Acquisition Agreements") has been duly authorized, executed and delivered by each party thereto (other than HS Funding and the Sellers and NPR under the

Stock Purchase Agreement) and is a valid and binding agreement of each party thereto (other than HS Funding and the Sellers and NPR under the Stock Purchase Agreement), enforceable against the parties thereto (other than HS Funding and the Sellers and NPR under the Stock Purchase Agreement) in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. Each of the Acquisition Agreements conforms as to legal matters to the description thereof contained in the Offering Memorandum.

            (m) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws. Neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, bond, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, except for any such defaults as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; and there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument, except for any such defaults or violations as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (n) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company and each of the Guarantors, compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states),
(ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or (v) result in the termination, suspension or revocation of any Authorization (as defined herein) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization. After giving effect to the issuance of the Notes and the application of the proceeds therefrom, the Company is in compliance with all financial covenants contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound.

            (o) To the knowledge of the Company, no action has been taken and no law, statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the execution, delivery and performance of any of the Operative Documents, the consummation of any of the transactions contemplated thereunder or the issuance of the Series A Notes, or suspends the sale of the Series A Notes in any jurisdiction referred to in
Section 5(e). To the knowledge of the Company, no injunction, restraining order or other order or relief of any nature by a federal or state court or other tribunal of competent jurisdiction has been issued with respect to the Company which would prevent or suspend the issuance or sale of the Series A Notes in any jurisdiction referred to in Section 5(e) or the consummation of any transaction contemplated by the Operative Documents.

            (p) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case, free and clear of all Liens and defects, except such as are described in the Preliminary Offering Memorandum and the Offering Memo randum, or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and buildings held under lease by the Company or any of its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

            (q) There are no legal or governmental proceedings pending or threatened, to which the Company or any of its subsidiaries is or could be a party or to which any of their respective property or assets is or could be subject, which might result, singly or in the aggregate, in a Material Adverse Effect, except such as are described in the Preliminary Offering Memorandum.

            (r) (i) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") or any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

                        (ii) There are no costs or liabilities associated with
            Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

                        (iii) Without limiting the foregoing, except as
            disclosed in the Preliminary Offering Memorandum and the Offering
            Memorandum:

                                    (A) Except to the extent the following would
                        not result in a Material Adverse Effect, other than the generation, use and storage of (1) asbestos; (2) polychlorinated biphenyls; (3) petroleum, its derivatives, by-products and other hydrocarbons; or (4) any other toxic, radioactive, caustic or otherwise hazardous substance regulated under Environmental Laws (collectively, "Hazardous Materials") in compliance with all applicable Environmental Laws: (a) no Hazardous Materials are located on any properties owned, leased or operated by the Company or any of its subsidiaries; (b) no Hazardous Materials have been released into the environment or deposited, discharged, placed or disposed of, at, on, under or near any of such properties; (c) no portion of any such property is being used for the disposal, storage, treatment, processing or other handling of Hazardous Materials; (d) no such property is affected by Contamination ("Hazardous Materials Contamination") (whether now existing or hereafter occurring) of the improvements, buildings, facilities, personalty, soil, groundwater, air or other elements on or of the relevant property by Hazardous Materials, or any derivatives thereof, or on or of any other property as a result of Hazardous Materials, or any derivatives thereof, generated on, emanating from or disposed of in connection with the relevant property; (e) to the best knowledge of the Company and the Guarantors, no previous owner or occupant of such properties has used any portion of the properties for the treatment, storage, disposal, processing or other handling of Hazardous Materials; and (f) with respect to properties previously owned, leased or operated by the Company or any of its subsidiaries, to the best knowledge of the Company and the Guarantors, no Hazardous Materials have been released into the environment, or deposited, discharged, placed or disposed of, at, on, under or near any such properties during the time of the Company's or any subsidiary's ownership, lease or operation thereof.

                                    (B) Except to the extent the following would
                        not result in a Material Adverse Effect, no asbestos or asbestos-containing materials are present on any of the properties now or previously owned, leased or operated by the Company or any of its subsidiaries.

                                    (C) Except to the extent the following would
                        not result in a Material Adverse Effect, no polychlorinated biphenyls are located on or in any properties now or previously owned, leased or operated by the Company or any of its subsidiaries, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils or any other device or form.

                                    (D) Except to the extent the following would
                        not result in a Material Adverse Effect, no underground storage tanks are located on any properties now or previously owned, leased or operated by the Company or any of its subsidiaries, or were located on any such property and subsequently removed or filled.

                                    (E) Except as to the extent the following
                        (or the matters referred to in any of the following) would not result in a Material Adverse Effect, no notice, notification, demand, request for information, complaint, citation, summons, investigation, administrative order, consent order and agreement, litigation or settlement directed at the Company or any of its subsidiaries or any property owned, leased or operated by the Company or any of its subsidiaries with respect to Hazardous Materials or Hazardous Materials

                        Contamination is in existence or, to the knowledge of the Company or any Guarantor, proposed, threatened or anticipated with respect to or in connection with the operation of any properties now or previously owned, leased or operated by the Company or any of its subsidiaries. Except to the extent the following would not result in a Material Adverse Effect, all such properties and their existing and prior uses comply, and at all times have complied, with any applicable governmental requirements relating to environmental matters of Hazardous Materials and there is no condition on any of such properties which is in violation of any applicable governmental requirements relating to Hazardous Materials, and neither the Company nor any of its subsidiaries has received any communication from or on behalf of any governmental authority that any such condition exists.

                                    (F) There has been no environmental
                        investigation, study, audit, test, review or other analysis conducted of which the Company or any Guarantor has knowledge in relation to the current or prior business of the Company or any of its subsidiaries or any property or facility now or previously owned, leased or operated by the Company or any of its subsidiaries which has not been delivered to the Initial Purchaser at least five business days prior to the date here of.

                        (iv) In the ordinary course of its business, the Company
            and each of its subsidiaries, where required or appropriate, has conducted environmental investigations of, and has reviewed information regarding, its business properties and operations; on the basis of such review, the Company and the Guarantors have reasonably concluded that such associated costs and liabilities are not likely to have a Material Adverse Effect.

                        (v) For purposes of this Section 6(r), the term
            "Company" or "subsidiary" shall include any business or business entity (including a corporation) which is, in whole or in part, a predecessor of the Company as defined or any subsidiary of the Company.

            (s) Each of the Company and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

            (t) There is (A) no significant unfair labor practice complaint, grievance or arbitration proceeding pending or threatened against the Company or any of its subsidiaries before the National Labor Relations Board or any state or local labor relations board, (B) no strike, labor dispute, slowdown or stoppage ("Labor Dispute") in which the Company or any of its subsidiaries is involved nor, to the best knowledge of the Company and each Guarantor, is any Labor Dispute imminent, other than routine disciplinary and grievance matters, and neither the Company nor any Guarantor is aware of any existing or imminent Labor Dispute by the employees of any of their principal customers, suppliers or contractors, and (C) no question concerning union representation within the meaning of the National Labor Relations Act existing with respect to the employees of the Company or any of its subsidiaries and, to the knowledge of the Company and each Guarantor, no union organizing activities with respect to such employees are taking place, except with respect to any matter specified in clause (A), (B), or (C) above as would not, singly or in the aggregate, have a Material Adverse Effect.

            (u) Except as otherwise disclosed in the Offering Memorandum or as would not, singly or in the aggregate, be reasonably expected to have a Material Adverse Effect, the Company and each Guarantor owns or possesses all patents, patent rights, licenses, inventions, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names, in each case to the extent disclosed in the Offering Memorandum as being owned or possessed by and material to the business of any of the Issuers, as applicable (collectively, the "Intellectual Property"), presently employed by them in connection with the businesses now operated by them, and no Issuer has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing. The use of such Intellectual Property in connection with the business and operations of the Company and each Guarantor does not infringe on the rights of any person except as would not, singly or in the aggregate, be reasonably expected to have a Material Adverse Effect.

            (v) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any of its subsidiaries (i) has received notice from any insurer or agent of such insurer that substantial capital improvements or other material expenditures will have to be made in order to continue such insurance or (ii) has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers at a cost that would not reasonably be expected to have a Material Adverse Effect.

            (w) Except as disclosed in the Offering Memorandum, no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries or any affiliate of such persons, on the other hand, which would be required by the Act to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 filed with the Commission.

            (x) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded account ability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (y) All indebtedness of the Company and the Guarantors that will be repaid with the proceeds of the issuance and sale of the Series A Notes was incurred, and the indebtedness represented by the Series A Notes is being incurred, for proper purposes and in good faith and each of the Company and the Guarantors was, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) solvent, and had at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes and will have on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) sufficient capital for carrying on their respective business and were, at the time of the incurrence of such indebtedness that will be repaid with the proceeds of the issuance and sale of the Series A Notes, and will be on the Closing Date (after giving effect to the application of the proceeds from the issuance of the Series A Notes) able to pay their respective debts as they mature.

            (z) The accountants, BDO Seidman LLP, that have certified the financial statements and supporting schedules included in the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to the Company and the Guarantors, as required by the Act and the Securities Exchange Act of 1934, as amended. The historical financial statements, together with related schedules and notes, set forth in the Prelimary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act.

            (aa) The historical financial statements of Holt Hauling & Warehousing System, Inc., Holt Cargo Systems, Inc., The Riverfront Development Corporation and Murphy Marine Services, Inc., (collectively, "Holt"), together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the combined financial position, results of operations and changes in financial position of Holt on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; the historical financial statements NPR Holding Corporation, together with related schedules and notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of NPR Holding Corporation on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, fairly presented and prepared on a basis consistent with such financial statements and the books and records of the Company and the Guarantors.

            (bb) The pro forma financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act. The "Pro Forma Adjusted Financial Data" (as defined in the Preliminary Offering Memorandum and the Offering Memorandum) have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum.

            (cc) The Company is not and, after giving effect to the offering and sale of the Series A Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

            (dd) There are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to file a registration statement under the Act with respect to any securities of the Company or such Guarantor or to require the Company or such Guarantor to include such securities with the Notes and Subsidiary Guarantees registered pursuant to any Registration Statement.

            (ee) Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Series A Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part
220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

            (ff) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company or any Guarantor that it is considering imposing) any condition (financial or otherwise) on the Company's or any Guarantor's retaining any rating assigned to the Company or any Guarantor, any securities of the Company or any Guarantor or
(ii) has indicated to the Company or any Guarantor that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company, any Guarantor or any securities of the Company or any Guarantor.

            (gg) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change or any development involving a prospective material adverse change in the earnings, business, assets, condition (financial or otherwise), management, results of operations or prospects of the Company and its subsidiaries, taken as a whole,
(ii) there has not been any material adverse change or any development involving a prospective material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) other than in the ordinary course of business, neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

            (hh) The information heretofore furnished by the Company or any Guarantor to the Initial Purchaser for purposes of or in connection with the issuance of the Bridge Notes, the Series A Notes or any transactions contemplated hereby does not, and all such information hereafter furnished by the Company or any Guarantor to the Initial Purchaser will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they are made, not misleading. The Company and the Guarantors have disclosed to the Initial Purchaser any and all facts which materially and adversely affect or may affect (to the extent the Issuers can now reasonably foresee), the business, operations or financial condition of the Company and the Guarantors, taken as a whole, or the ability of the Company and the Guarantors, taken as a whole, to perform the obligations under the Notes and Guarantees and the Indenture.

            (ii) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

            (jj) When the Series A Notes and the Subsidiary Guarantees are issued and delivered pursuant to this Agreement, neither the Series A Notes nor the Subsidiary Guarantees will be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company or the Guarantors that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

            (kk) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company, the Guarantors or any of their respective representatives (other than the Initial Purchaser, as to whom the Company and the Guarantors make no representation) in connection with the offer and sale of the Series A Notes contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

            (ll) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

            (mm) None of the Company, the Guarantors nor any of their respective affiliates or any person acting on its or their behalf (other than the Initial Purchaser, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("Regulation S") with respect to the Series A Notes or the Subsidiary Guarantees.

            (nn) The Company, the Guarantors and their respective affiliates and all persons acting on their behalf (other than the Initial Purchaser, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restriction requirements of Regulation S in connection with the offering of the Series A Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(h).

            (oo) The Series A Notes sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule

903(c)(3) of the Act and only upon certification of beneficial ownership of such Series A Notes by non-U.S. persons or U.S. persons who purchased such Series A Notes in transactions that were exempt from the registration requirements of the Act.

            (pp) Assuming compliance by the Initial Purchaser with its representations and warranties contained in Article VII hereof, the Series A Notes offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

            (qq) The sale of the Series A Notes pursuant to Regulation S is not part of a plan or scheme on the part of the Company or any Guarantor to evade the registration provisions of the Act.

            (rr) No registration under the Act of the Series A Notes or the Subsidiary Guarantees is required for the sale of the Series A Notes and the Subsidiary Guarantees to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchaser's representations and warranties set forth in, and compliance by the Initial Purchaser with the agreements set forth in, Section 7 hereof.

            (ss) Each certificate signed by any officer of the Company or any Guarantor and delivered to the Initial Purchaser or counsel for the Initial Purchaser shall be deemed to be a representation and warranty by the Company or such Guarantor to the Initial Purchaser as to the matters covered thereby.

            (tt) Except for the Initial Purchaser, there are no contracts, agreements or understandings between the Company or any Guarantor and any person that would give rise to a valid claim against the Company or any Guarantor or the Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

            (uu) (i) The estimated balance sheet, dated December 29, 1997 (the "Estimated Balance Sheet"), delivered by the Company to the Initial Purchaser and which is the basis of the agreed-upon procedures report required by Section 9(i)(i) hereof does, and (ii) the estimated balance sheet, to be dated the Closing Date (the "Closing Estimated Balance Sheet") to be delivered by the Company to the Initial Purchaser and which will be the basis of the agreed-upon procedures report required by Section 9(i)(i) hereof will, present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries for the respective periods to which they apply; each of the Estimated Balance Sheet and the Closing Estimated Balance Sheet have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except that such statements are unaudited.

          The Company acknowledges that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to
Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

          7. Initial Purchaser's Representations and Warranties. The Initial Purchaser represents and warrants to, and agrees with, the Company and the
Guarantors:

            (a) The Initial Purchaser is either a QIB or an Accredited Institution, in either case, with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

            (b) The Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Series A Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only (x) to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (y) in offshore transactions in reliance upon Regulation S under the Act.

            (c) The Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by the Initial Purchaser or any of its representatives in connection with the offer and sale of the Series A Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

            (d) The Initial Purchaser agrees that, in connection with Exempt Resales, the Initial Purchaser will solicit offers to buy the Series A Notes only from, and will offer to sell the Series A Notes only to, Eligible

Purchasers. The Initial Purchaser further agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from (A) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs, and (B) Regulation S Purchasers.

            (e) None of the Initial Purchaser nor any of its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Series A Notes or the Subsidiary Guarantees.

            (f) The Series A Notes offered and sold by the Initial Purchaser pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

            (g) The Initial Purchaser agrees that it has not offered or sold and, prior to the end of the 40-day period commencing on the day after the later of the Offering and the date of issuance of the Notes, it will not offer, Series A Notes initially offered pursuant to Regulation S within the United States or to, or for the account of or benefit of, U.S. Persons except pursuant to Rule 144A or another exemption from the registration requirements under the Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Series A Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Series A Notes, except such advertisements as permitted by and include the statements required by Regulation S.

            (h) With respect to Series A Notes initially offered or sold in an Exempt Resale by the Initial Purchaser pursuant to Regulation S, the Initial Purchaser agrees that, at or prior to confirmation of a sale of such Series A Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903(c)(3) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

         "The Series A Notes covered hereby have not been registered under the US. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Series A Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

         (i) The sale of the Series A Notes offered and sold by such Initial Purchaser pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

         (j) The Initial Purchaser further represents and agrees that (1) it has not offered or sold and will not offer or sell any Series A Notes to persons in the United Kingdom prior to the expiration of the period of six months from the issue date of the Series A Notes, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their business or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Series A Notes in, from or otherwise involving the United Kingdom and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Series A Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act of 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

         (k) The Initial Purchaser agrees that it will not offer, sell or deliver any of the Series A Notes in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Series A Notes in such jurisdictions. The Initial Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.

       The Initial Purchaser acknowledges that the Company and the Guarantors and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 9 hereof, counsel to the Company and the Guarantors and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and the Initial Purchaser hereby consents to such reliance.

       8. Indemnification.

         (a) The Company and each Guarantor agree, jointly and severally, to indemnify and hold harmless the Initial Purchaser, its directors, its officers and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or any Rule 144A Information provided by the Company or any Guarantor to any holder or prospective purchaser of Series A Notes pursuant to
Section 5(h) hereof or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchaser furnished in writing to the Company by such Initial Purchaser; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of the Initial Purchaser if it failed to deliver a Final Offering Memorandum (as then amended or supplemented, provided by the Company to the Initial Purchaser in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Offering Memorandum.

         (b) The Initial Purchaser agrees to indemnify and hold harmless the Company and the Guarantors, and their respective directors and officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company or the Guarantors, to the same extent as the foregoing indemnity from the Company and the Guarantors to the Initial Purchaser, but only with reference to information relating to the Initial Purchaser furnished in writing to the Company by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto).

         (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "Indemnified Party"), the Indemnified Party shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchaser shall not be required to assume the defense of such action pursuant to this Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchaser). Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the employment of such counsel shall have been specifically authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party shall have failed promptly to assume the defense of such action or employ counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume the defense of such action on behalf of the Indemnified Party). In any such case, the Indemnifying Party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Initial Purchaser, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or (ii) effected without its written consent if the settlement is entered into more than 45 days after the Indemnifying Party shall have received a request from the Indemnified Party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the Indemnifying Party) and, prior to the date of such settlement, the Indemnifying Party shall have failed to comply with such reimbursement request. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the Indemnified Party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the Indemnified Party, unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act, by or on behalf of the Indemnified Party.

         (d) To the extent the indemnification provided for in this Section 8 is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, from the offering of the Series A Notes or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes (before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchaser bear to the total price to investors of the Series A Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, on the one hand, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

       The Company and the Guarantors, and the Initial Purchaser, agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

       9. Conditions of Initial Purchaser's Obligations. The obligations of the Initial Purchaser to purchase the Series A Notes under this Agreement are subject to the satisfaction of each of the following conditions:

         (a) All the representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the Closing Date.

         (b) On or after the date hereof, no "nationally recognized statistical rating organization" as such term is defined for purposes of rule 436(g)(2) under the Act shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

         (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the earnings, business, assets, condition (financial or otherwise), management, results of operations or prospects of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and
(iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in the judgment of the Initial Purchaser, is material and adverse and, in the judgment of the Initial Purchaser, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum.

         (d) The Initial Purchaser shall have received on the Closing Date a certificate dated the Closing Date, signed by the President and the Chief Financial Officer of the Company and each of the Guarantors, confirming the matters set forth in Sections 6(ag), 9(a) and 9(b) and stating that each of the Company and the Guarantors has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

         (e) On the Closing Date, the Initial Purchaser shall have received an opinion (satisfactory to the Initial Purchaser and its counsel), dated the Closing Date, of Pepper Hamilton LLP, special counsel for the Company and the Guarantors, to the effect that:

                  (i) Each of the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the requisite power and authority to carry on its business as described in the Offering Memorandum and to own, lease and operate its properties.

                  (ii) Each of the Company and its subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction set forth beside each such entity's name on a schedule attached to the opinion.

                  (iii) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, nonassessable and not subject to any preemptive or similar rights.

                  (iv) All of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable, and are owned of record and, to such counsel's knowledge after due inquiry, beneficially by the Company, free and clear of any Lien (except as set forth in the Offering Memorandum) of which such counsel has knowledge after due inquiry.

                  (v) The Series A Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (vi) The Series B Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered in exchange for Series A Notes in accordance with the Indenture and the Exchange Offer, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company enforceable in accordance with their terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (vii) When the Series B Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered in exchange for Series A Notes in accordance with the Indenture and the Exchange Offer, the Subsidiary Guarantees endorsed thereon will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (viii) The Subsidiary Guarantees have been duly authorized and, when the Series A Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, the Subsidiary Guarantees endorsed thereon will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Guarantors, enforceable in accordance with their terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (ix) The Indenture has been duly authorized, executed and delivered by the Company and each Guarantor, and is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor, in accordance with its terms, except as
         (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (x) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.

                  (xi) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the Guarantors and is a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor, in accordance with its terms, except as (x) the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally and (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (xii) The statements under the captions, "Risk Factors -- Unionized Workforce" (not including the first sentence), "Risk Factors -- Potential Withdrawal Liability at the Port of New York", "Risk Factors -- Potential Loss of Jones Act Protection" and "Risk Factors -- Related Entity Transactions" (the second and third sentences of first paragraph only), "The Acquisition and the Refinancing", "Reorganization of the Company" (the first paragraph only), "Management's Discussion and Analysis of Financial Condition and Results of Operations" -- Environmental Matters", "Business -- Holt -- Overview of Port Facilities -- The Gloucester Facility", "Business -- Holt -- Employee and Labor Relations", "Business -- Holt -- Government Regulation", "Business -- Holt -- Properties", "Business -- Holt -- Environmental Matters", "Business -- Holt -- Legal Proceedings", "Business -- NPR -- TNX Joint Venture", "Business -- NPR -- Government Regulation", "Business -- NPR -- Employee and Labor Relations", "Business -- NPR -- Environmental Matters", "Business -- NPR -- Legal Proceedings", "Business -- NPR -- Properties", "Management -- 401(k) Plan", "Management -- NPR 1997 Phantom Stock Plan", "Certain Transactions" (first paragraph, fourth paragraph, first through fourth sentences, fifth paragraph, first, third and fourth sentences, and seventh paragraph only), "Sole Stockholder" (second sentence only), "Description of Certain Indebtedness", "Description of The Notes", "Change of Accountants" (first paragraph, first sentence, and second paragraph, first and last sentences only) and "Plan of Distribution" (not including any portion of such section furnished by the Initial Purchaser, as set forth in Section 11 hereof), insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein (but expressly excluding financial and statistical information and data, physical dimensions and number of facilities, and number or percentages of employees), fairly summarize the information called for with respect to such legal matters, documents and proceedings.

         The following counsel will provide opinion (xii) for the following sections of the Offering Memorandum:

                  (i) "Risk Factors -- Unionized Workforce" (not including the first sentence), and "Business -- Holt -- Employee and Labor Relations"
         o Fox, Rothschild, Philadelphia

                  (ii) "Risk Factors -- Potential Loss of Jones Act Protection", "Business -- Holt -- Government Regulation" "Business -- NPR -- Government Regulation and Business -- NPR -- TNX Joint Venture" (first and second paragraphs only).

                       o Thompson & Coburn - Washington, D.C.

                  (iii) "Business -- Holt -- Legal Proceedings"

                       o Paul Rosen of Spector, Gadon & Rosen, Philadelphia

                  (iv) "Business -- NPR -- Legal Proceedings" o Fiddler
             Gonzalez -- Puerto Rico

                                    (xiii) The execution, delivery and
                  performance of this Agreement and the other Operative Documents by the Company and each of the Guarantors, the compliance by the

                  Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (A) require any consent, approval, authorization or other order of, or qualification with, any New York, Delaware, Pennsylvania or federal court or governmental body or agency ("Authorization") (except such as may be required under the securities or Blue Sky laws of the various states), (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company, any Guarantor or any of their respective subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company, any Guarantor and their respective subsidiaries, taken as a whole, to which the Company, any Guarantor or any of their respective subsidiaries is a party or by which the Company, any Guarantor or any of their respective subsidiaries or their respective property is bound and of which such counsel has knowledge (other than as set forth on a Schedule to such opinion (the "Scheduled Documents")), (C) violate or conflict with any applicable law, rule or regulation of the United States, the State of New York or the Commonwealth of Pennsylvania, or any judgment, order or decree known to such counsel of any court or any governmental body or agency of the United States, the State of New York or the Commonwealth of Pennsylvania, or any having jurisdiction over the Company, any Guarantor, any of their respective subsidiaries or their respective property,
                  (D) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company, any Guarantor or any of their respective subsidiaries is a party or by which the Company, any Guarantor or any of its subsidiaries or their respective property is bound and of which such counsel has knowledge, or
                  (E) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company, any Guarantor or any of their respective subsidiaries and of which such counsel has knowledge or result in any other impairment of the rights of the holder of any such Authorization.

                           (xiv) To the best of such counsel's knowledge after
                  due inquiry, there is no legal or governmental proceeding pending which would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 and is not so described.

                           (xv) Neither the Company nor any Guarantor is, and,
                  after giving effect to the offering and sale of the Series A Notes to the Initial Purchaser and the application of the net proceeds thereof as described in the Offering Memorandum, neither the Company nor any Guarantor will be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                           (xvi) Each of the Preliminary Offering Memorandum and
                  the Offering Memorandum, as of its date, complied in form with the requirements of Rule 144A(d)(4) under the Act.

                           (xvii) To the best of such counsel's knowledge after
                  due inquiry, there are no contracts, agreements or under standings between the Company or any Guarantor and any person granting such person the right to require the Company or such Guarantor to file a registration statement under the Act with respect to any securities of the Company or such Guarantor or to require the Company or such Guarantor to include such securities with the Notes and Subsidiary Guarantees registered pursuant to any Registration Statement.

                           (xviii) The Indenture complies as to form in all
                  material respects with the requirements of the TIA, and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder. Assuming the accuracy of the Initial Purchaser's representations and warranties set forth in, and compliance by the Initial Purchaser with the agreements set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Series A Notes to the Initial Purchaser in the manner contemplated by this Agreement or in connection with the Exempt Resales to qualify the Indenture under the TIA.

                                    (xix) No registration under the Act of the
                  Series A Notes is required for the sale of the Series A Notes to the Initial Purchaser as contemplated by this Agreement or for the Exempt Resales, assuming (A) the accuracy of, and compliance with, the Initial Purchaser's representations and agreements contained in Section 7 of this Agreement, (B) the accuracy of, and compliance with, the representations and agreements of the Company and the Guarantors set forth in this Agreement and (C) that the offer, sale and delivery of the Series A Notes to the Initial Purchaser and in the Exempt Resales have been made as contemplated by this Agreement and the Offering Memorandum.

                                    (xx) Although the discussions set forth in
                  the Offering Memorandum under the heading "CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS" do not purport to discuss all possible U.S. federal income tax consequences of the acquisition, ownership and disposition of the Notes, such counsel believes such discussion constitutes, in all material respects, a fair and accurate summary of the U.S. federal income tax consequences of the acquisition, ownership and disposition of the Notes, based upon current law.

       Such counsel shall further state that such counsel has participated in conferences with officers and other representatives of the Company and the Guarantors and representatives of the independent public accountants for the Company and the Guarantors at which the contents of the Preliminary Offering Memorandum and the Offering Memorandum were discussed, although such counsel has not independently verified the accuracy, completeness or fairness of such contents; and that such counsel advises that it has no reason to believe that, as of the date of the Preliminary Offering Memorandum or as of the Closing Date, the Offering Memorandum, as amended or supplemented, if applicable, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data contained therein.

         (f) The Initial Purchaser shall have received on the Closing Date an opinion (satisfactory to the Initial Purchaser and its counsel) dated the Closing Date, of John Evans, Esq., General Counsel of the Company and the Guarantors, substantially to the effect that:

                  (i) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company and each of the Guarantors, the compliance by the Company and each of the Guarantors with all provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the Scheduled Documents.

                  (ii) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case, free and clear of all Liens and defects except such as are described in the Offering Memorandum or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; to such counsel's knowledge, any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Offering Memorandum.

                  (iii) Neither the Company nor any of its subsidiaries has violated any Environmental Law or any provisions of ERISA, or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

                  (iv) Each of the Company and its subsidiaries has such Authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

                  (v) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound.

       Such counsel shall further state that such counsel has participated in conferences with officers and other representatives of the Company and the Guarantors and representatives of the independent public accountants for the Company and the Guarantors at which the contents of the Preliminary Offering Memorandum and the Offering Memorandum were discussed, although such counsel has not independently verified the accuracy, completeness or fairness of such contents; and that such counsel advises that it has no reason to believe that, as of the date of the Offering Memorandum or as of the Closing Date, the Offering Memorandum, as amended or supplemented, if applicable, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data contained therein.

         (g) The Initial Purchaser shall have received on the Closing Date an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Initial Purchaser, in form and substance reasonably satisfactory to the Initial Purchaser.

         (h) The Initial Purchaser shall have received (i) at the time this Agreement is executed, a letter dated the date hereof in form and substance satisfactory to the Initial Purchaser from BDO Seidman LLP, independent public accountants ("BDO"), and (ii) at the Closing Date a letter dated the Closing Date, in each case containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchaser with respect to the financial statements and certain financial information contained in the Offering Memorandum.

         (i) The Initial Purchaser shall have received (i) at the time this Agreement is executed, an agreed-upon procedures report dated December 29, 1997 in form and substance satisfactory to the Initial Purchaser from BDO, and (ii) at the Closing Date, an agreed-upon procedures report dated the Closing Date from BDO, in each case certifying as to the compliance by the Company with all financial covenants contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound.

         (j) The Initial Purchaser shall have received at the Closing Date, (i) a letter from the Company in form and substance satisfactory to the Initial Purchaser, dated the Closing Date, confirming the statements about the Company and Holt (as defined in the Offering Memorandum) made by the Company to the Initial Purchaser in its letter, dated December 30, 1997 concerning such statements, and (ii) a letter from the Company in form and substance satisfactory to the Initial Purchaser, dated the Closing Date, confirming the statements about the Company and NPR in its letter dated December 30, 1997 concerning such statements.

         (k) The Initial Purchaser shall have received the Estimated Balance Sheet and the Closing Estimated Balance Sheet.

         (l) The Series A Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

         (m) The Company and the Guarantors shall have executed the Registration Rights Agreement and the Initial Purchaser shall have received an original copy thereof, duly executed by the Company and the Guarantors.

         (n) The Company, the Guarantors and the Trustee shall have executed the Indenture and the Initial Purchaser shall have received an original copy thereof, duly executed by the Company, the Guarantors and the Trustee.

         (o) The Company will use the proceeds from the offering of the Series A Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds" (including the repayment in full of all the Company's obligations under the Bridge Notes upon receipt of such proceeds).

         (p) The Company and the Guarantors shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company and/or the Guarantors at or prior to the Closing Date.

         (q) The Initial Purchaser shall have received a solvency certificate, in form and substance satisfactory to the Initial Purchaser, executed by the Chief Financial Officer of the Company, dated as of the Closing Date.

       10. Effectiveness of Agreement and Termination. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

       This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchaser by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the Initial Purchaser's judgment, is material and adverse and, in the Initial Purchaser's judgment, makes it impracticable to market the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments or any such exchange on the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company or any Guarantor on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other govern mental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

       11. Information of Initial Purchaser. The Company and each Guarantor acknowledge for all purposes of this Agreement that the last paragraph on the cover page of the Preliminary Offering Memorandum and the Offering Memorandum, the first paragraph on page 1 of the Preliminary Offering Memorandum and the Offering Memorandum, the information contained in the third, fifth and ninth paragraphs under the caption "Plan of Distribution" in the Preliminary Offering Memorandum and the Offering Memorandum constitute the only information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum and that the Initial Purchaser shall not be deemed to have provided any other information (and therefore are not responsible for any such statement or omission) pertaining to any arrangement or agreement with respect to any party other than the Initial Purchaser.

       12. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company or any Guarantor, to The Holt Group, Inc., 701 North Broadway, Gloucester, NJ 08030, Attention:
Thomas J. Holt, Sr. and John A. Evans, with a copy to Pepper, Hamilton & Scheetz LLP, 3000 Two Logan Square, 18th & Arch Streets, Philadelphia, PA 19103,
Attention: Lisa D. Kabnick, Esq.; (ii) if to the Initial Purchaser, to Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP at 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071, Attention: Nick P. Saggese, Esq.; or (iii) in any case to such other address as the person to be notified may have requested in writing.

       The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, the Guarantors and the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Series A Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser, the officers or directors of the Initial Purchaser, any person controlling the Initial Purchaser, the Company, any Guarantor, the officers or directors of the Company or any Guarantor, or any person controlling the Company or any Guarantor, (ii) acceptance of the Series A Notes and payment for them hereunder and (iii) termination of this Agreement.

       If for any reason the Series A Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company and each Guarantor, jointly and severally, agree to reimburse the Initial Purchaser for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by them.

Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Company and each Guarantor also agree, jointly and severally, to reimburse the Initial Purchaser and its directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act for any and all fees and expenses (including, without limitation, the fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including, without limitation, its rights under Section 8).

       Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Guarantors, the Initial Purchaser, the Initial Purchaser's directors and officers, any controlling persons referred to herein, the directors of the Company and the Guarantors and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Series A Notes from the Initial Purchaser merely because of such purchase.

       This Agreement shall be governed and construed in accordance with the laws of the State of New York.

       This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                  Please confirm that the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Initial Purchaser.


                                            Very truly yours,

                                            THE HOLT GROUP, INC.


                                            By: /s/ Thomas J. Holt, Sr.
                                            ----------------------------------
                                            Name:   Thomas J. Holt, Sr.
                                            Title:  President


                                            HOLT HAULING AND
                                            WAREHOUSING SYSTEM, INC.


                                            By: /s/ Thomas J. Holt, Sr.
                                            ----------------------------------
                                            Name:   Thomas J. Holt, Sr.
                                            Title:  President

                                            HOLT CARGO SYSTEMS, INC.


                                            By: /s/ Thomas J. Holt, Sr.
                                            ----------------------------------
                                            Name:   Thomas J. Holt, Sr.
                                            Title:  President

                                            MURPHY MARINE SERVICES, INC.


                                            By: /s/ Thomas J. Holt, Sr.
                                            ----------------------------------
                                            Name:   Thomas J. Holt, Sr.
                                            Title:  Chairman of the Board

                                            WILMINGTON STEVEDORES, INC.


                                            By: /s/ Thomas J. Holt, Sr.
                                            ----------------------------------
                                            Name:   Thomas J. Holt, Sr.
                                            Title:  Chairman of the Board


                                            NPR HOLDING CORPORATION, INC.


                                            By: /s/ Ronald M. Katims
                                            ----------------------------------
                                            Name:   Ronald M. Katims
                                            Title:  President


                                            NPR-NAVIERAS RECEIVABLES, INC.


                                            By: /s/ Ronald M. Katims
                                            ----------------------------------
                                            Name:   Ronald M. Katims
                                            Title:  President

                                            NPR, INC.


                                            By: /s/ Ronald M. Katims
                                            ----------------------------------
                                            Name:   Ronald M. Katims
                                            Title:  President

                                            NPR, S.A., INC.


                                            By: /s/ Ronald M. Katims
                                            ----------------------------------
                                            Name:   Ronald M. Katims
                                            Title:  President

DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION


By: /s/ Warren Woo
 ------------------------------------
 Name:  Warren Woo
 Title: Managing Director

                                                                      SCHEDULE I

                                   GUARANTORS
                                   ----------


                    HOLT HAULING AND WAREHOUSING SYSTEM, INC.

                            HOLT CARGO SYSTEMS, INC.

                           MURPHY MARINE SERVICES, INC

                           WILMINGTON STEVEDORES, INC.

                          NPR HOLDING CORPORATION, INC.

                         NPR-NAVIERAS RECEIVABLES, INC.

                                    NPR, INC.

                                 NPR, S.A., INC.



                                       I-1